FIRST AMENDMENT TO FORBEARANCE AGREEMENT

     THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (the "Agreement") is made this 29th day of September, 2005, by and among UNITED BANK, a Virginia banking institution (the "Bank" or "Lender"), and WILLIAMS INDUSTRIES, INC., a Virginia corporation with offices at 8624 J.D. Reading Drive, Manassas, VA 20109; INSURANCE RISK MANAGEMENT GROUP, INC., a Virginia corporation; PIEDMONT METAL PRODUCTS, INC., a Virginia corporation, WILLIAMS BRIDGE COMPANY., a Virginia corporation, WII REALTY MANAGEMENT, INC., a Virginia corporation, WILLIAMS STEEL ERECTION COMPANY, INC., a Virginia corporation, GREENWAY CORPORATION, a Maryland corporation, WILLIAMS EQUIPMENT CORPORATION, a District of Columbia corporation (collectively, "Original Borrower") and S.I.P., INC. OF DELAWARE, a Delaware corporation ("S.I.P."; collectively, with "Original Borrower", the "Borrower"), WILLIAMS FAMILY LIMITED PARTNERSHIP, a Virginia limited partnership ("WFLP") and FRANK E. WILLIAMS, JR., individually.

RECITALS:

     A. As more fully provided in the underlying loan documents, on or about April 16, 1999, the Bank made a revolving loan to Original Borrower in the original principal amount of $2,500,000, evidenced by Revolving Credit Note No. 3 of even date therewith bearing initial interest at prime plus 1.25%, as thereafter amended and restated, from time to time (the Revolving
Loan), secured by, among other things, business assets pledged under a Revolving Credit and Term Loan Agreement and a related Security Agreement of even date, as thereafter amended, from time to time, and is also secured by land in Manassas and Bedford, Virginia pledged to the Bank under deeds of trust on the respective properties (the "Manassas Deed of Trust" and the "Bedford Deed of Trust", respectively). This loan is further secured by common stock of S.I.P. Inc. of Delaware, a Delaware corporation, under a Pledge Agreement dated August 31, 2000,. The sum of $2,529,016.70 was due on the Revolving Loan at May 12, 2005, when the Bank made demand for payment, plus legal fees and costs, which are additional. Interest and other fees and charges continue to accrue thereafter, and as of the date hereof. Borrower acknowledges that this loan is matured and is now fully due and owing, without defense, offset or counterclaim.

     B. As more fully provided in the underlying loan documents, on or about April 16, 1999, the Bank made a draw term loan to Original Borrower, due April 1, 2014, evidenced by Term Note No. 1 in the amount of $2,260,750 of even date, initially bearing interest at 8.7%, as amended, from time to time, secured by, among other things, the same collateral as secures the Revolving Loan. The sum of $1,848,996.42 was due and owing on this loan (the "Term Loan No. 1") as of May 12, 2005, when demand for payment was made by the Bank ,plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has now been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     C. As more fully provided in the underlying loan documents, on or about April 16, 1999, the Bank made a second term loan to Original Borrower evidenced by a promissory note in the original principal amount of $639,250, bearing interest at 8.7%, as amended, from time to time, which loan (Term Loan No. 2), due April 1, 2009, secured by, among other things, the same collateral as secures the Revolving Loan. The sum of $314,221.29 was due on this loan as of May 12, 2005, when notice of default and demand for payment of this loan was made by the Bank, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     D     As more fully provided in the underlying loan documents, on or about August 31, 2000, the Bank made a further term loan to Original Borrower in the original principal amount of $250,000, evidenced by Term Note No. 6 of even date, bearing interest at prime plus 1%, due September 1, 2005, (Term Loan No. 6), as amended, from time to time, which loan is secured by, among other things, the same collateral which secures the Revolving Loan. The sum of $35,369.14 was due on this loan as of May 12, 2005, when notice of default and demand for payment was made by the Bank, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     E. As more fully provided in the underlying loan documents, on or about May 1, 2001, the Bank made a further term loan to Original Borrower in the original principal amount of $1,000,000, evidenced by a Term Note No. 7 of even date, bearing interest at prime plus 1%, due May 1, 2006 (Term Loan No. 7), which loan is secured by, among other things, the same collateral which secures the Revolving Loan. The sum of $211,111.83 was due on this loan as of May 12, 2005, when notice of default and demand for payment was made by the Bank, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     F. On or about April 4, 2002, the Bank made a term loan to Williams Industries, Inc. evidenced by a promissory note of even date in the amount of $43,000, bearing interest at 7.5%, due April 4, 2005 (the Williams Industries
Loan), secured by equipment pledged under a Commercial Security Agreement dated April 4, 2002. The sum of $3,060.29 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has matured and is now fully due and owing, without defense, offset or counterclaim.

     G. On or about June 4, 2001, the Bank made a demand loan to Williams Equipment Corporation (the Williams Equipment Loan), evidenced by a promissory note of even date in the amount of $34,500, bearing interest at 8.25%, due on demand and, if no demand is made, on June 4, 2006. The sum of $11,483.75 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     H. On or about January 12, 2004, the Bank made a term loan to Williams Steel Erection Co. evidenced by a promissory note of even date in the amount of $31,083.86. bearing interest at 5.75%, due January 12, 2008 (the Williams Steel Erection Co. Loan), which loan is secured by a 2000 Ford F-250 pickup truck under a Commercial Security Agreement of even date. The sum of $24,189.29 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     I. On or about June 29, 2000, the Bank made a term loan to Williams Bridge Company in the original amount of $87,948, bearing interest at 9.5%, secured by business assets, principally accounts and equipment, pledged under a Commercial Loan and Security Agreement dated June 29, 2000, due 29, 2005. The sum of $12,551.49 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional. Interest and other charges continue to accrue thereafter and as of the date hereof. Borrower acknowledges that this loan has been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.

     J. On or about May 13, 2002, the Bank made a term loan to Borrower (i.e., to S.I.P. Inc. of Delaware, and the others noted above) evidenced by a promissory note of even date in the amount of $900,000, reduced to $765,000 under a Change In Terms Agreement dated August 2, 2002, bearing interest at prime plus .5%, due August 2, 2007 (the SIP Loan), which loan is secured by business assets pledged under a Commercial Security Agreement dated May 13, 2002. The sum of $332,247.05 was due on this Loan as of June 29, 2005, plus legal fees and costs, which are additional. Interest and other charges continue to accrue. Borrower, by its signature below, agrees to treat this loan as having been accelerated by the Bank, and as now fully due and owing, without defense, offset or counterclaim.

     K. Williams Industries, Inc. and other obligors were further indebted to the Bank in the sum of $114,185 as of May 19, 2005, pursuant to the terms of an Application and Agreement For Irrevocable Standby Letter of Credit No. 2351666-5001 dated March 1, 2004, plus legal fees and costs, which are additional.

     L. The various obligations and indebtedness of Borrower, Original Borrower, Williams Bridge Company, Williams Equipment Corporation and Williams Steel Erection Company referred to in recitals A-K above is hereinafter referred to, collectively, as the "Indebtedness." The Indebtedness, and the other obligations and covenants and duties of the Borrowers under the associated loan documents (the "Loan Documents"), are hereinafter referred to, collectively, as the "Obligations".

[this space left intentionally blank]

     M. Borrower, and each party hereto which is an obligor to the Bank on the Indebtedness or any part thereof, together with Borrower's principal, Frank Williams, Jr. (the "Guarantor"), and Williams Family Limited Partnership ("WFLP") requested the Bank to forbear from exercising its rights under the various loan documents which evidence the Indebtedness (collectively, the "Loan Documents"). Pursuant to the same, the parties hereto entered into a Forbearance Agreement dated June 30, 2005, under which the Bank agreed to forbear from exercising its legal remedies under the Loan Documents, under and on the terms and conditions thereof.

     N. The Borrower, the Guarantor and WFLP have now requested certain modifications to the Forbearance Agreement, as set forth below, and the Bank is amenable to the same.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Recitals. The recitals above are acknowledged to be true and correct.

     2. Supplemental Pay-down. Paragraph 8 of the Forbearance Agreement is amended to read as follows:

"8.     Supplemental Pay-down.  Bank shall receive a further supplemental principal pay-down of $750,000, paid $508,351 by no later than September 30, 2005, and $241,649 by no later than March 6, 2006, such pay-down to come from sources outside collateral presently pledged to the Bank (including hereunder) or the products and proceeds thereof1. Proof of the source of this supplemental pay-down to be given to the Bank. The Guarantor absolutely guarantees this obligation, which guarantee is a guarantee of payment, not of collection.

          To the extent, if any, that the $750,000 payment is funded, in whole or in part, by the sale-leaseback of any property currently owned by any of the Borrower, rental payments by any one or more of the Borrowers to the purchaser-landlord after the sale-leaseback will be subordinated to the payment of the Indebtedness and other Obligations to the Bank, in full, provided that reasonable monthly rent may be paid to the purchaser-landlord provided that there is no default under the terms of this Agreement.

          The Bank will advise the Borrower which notes, letter of credit obligations or other Obligations included within the Indebtedness will be paid down with the proceeds of the $750,000 supplemental payment, in the Bank's sole discretion. However, the Bank will give reasonable deference, in making the Bank's ultimate decision, to the wishes of the Borrower regarding
which Obligations should be satisfied from this payment.   In this regard,
Borrower advise the Bank that they prefer, as to the $508,351 paid against the Supplemental Paydown on or before September 30, 2005, that the Bank pay off all obligations of Borrowers to the Bank in recitals C-K above, to wit, all obligations other than those set forth in recitals A and B above, with any surplus to be applied against fees, costs, accrued interest and other charges, and against principal, of the loans set forth in recitals A and B above, as the Bank may see fit.

     3. Forbearance. Paragraph 10 of the Forbearance Agreement is amended to read as follows:

"10.     Forbearance.  Subject to the provisions of this Forbearance
Agreement and provided that there is no Forbearance Default hereunder, the initial term of the Bank's forbearance shall be from the date hereof through March 6, 2005, provided, however, that if there is no default hereunder, and, without limitation, the Bank receives the supplemental pay-down of $508,351 by September 30, 2005, as required by the terms hereof, and a further $241,649 by March 6, 2006, the term of the Bank's forbearance shall extend to March 6, 2006.

Each of the following shall constitute a "Forbearance Default":

          (a) Any further Event of Default, beyond cure, under the governing loan documents for the Indebtedness shall occur after the date hereof;

          (b) Borrower shall fail to observe or perform any monetary covenant or obligation contained in this Agreement;

          (c) Any party to this Agreement shall fail to observe or perform any non-monetary covenant or obligation contained in this Agreement, which default shall continue for five (5) business days after notice thereof;

          (d) Any representation or warranty of any party hereto or in any document delivered pursuant to this Agreement shall prove to be materially false, misleading or incorrect when made;

          (e) Guarantor shall fail to observe or perform any of his obligations or covenants under this Agreement or the Guaranty;

          (f) Borrower or the Guarantor shall suffer a material adverse change in financial position, as compared to the date hereof, as determined by the Bank; or

          (g) An involuntary bankruptcy petition shall be filed against Borrower or any member or entity thereof;

          (h) Borrower or any member or entity thereof shall make an assignment for the benefit of creditors or file a voluntary bankruptcy petition;

          (i) Any action shall be taken, by any person, to challenge, void or set aside the Bank's liens, or its rights under the Loan Documents, this Agreement or under the Guarantee thereof by the Guarantor, which action is not dismissed within ten (10) business days of the notice thereof.

          (j)     [intentionally deleted];

          (k)     [intentionally deleted]

Upon expiration of the Forbearance Period, the Lender may institute such collection proceedings and such other remedies, contractual, legal or equitable, against Borrower and/or the Guarantor, as the Lender, in its sole discretion, may elect.

     4. Representations and Warranties. To induce the Lender to enter into this Agreement, Borrower, WFLP and the Guarantor re-affirm, as of the date hereof, all representations and warranties in paragraph 13 of the Forbearance Agreement, all being incorporated herein by reference, both as of the date of the Forbearance Agreement and again as of the date hereof.

     5. No Novation, Waivers or Impairment. The parties hereto agree that neither this Agreement nor any other document executed in accordance herewith is intended to be a novation of any of the Loan Documents or of the Forbearance Agreement or of any obligation under the Loan Documents or the Forbearance Agreement.

          As modified herein, the Forbearance Agreement and all obligations therein continue in full force and effect, as modified herein.

          The parties further agree that,:

          (a) Subject to Lender's duty to forbear under the terms of this Agreement, nothing herein shall release or waive any of the Borrowers' obligations under any of the Loan Documents or those of WFLP or the Borrower under the Forbearance Agreement, all of which remain in full force and effect, or impair the validity, perfection or priority of any security interest or collateral therefore, nor release the obligations of any guarantee thereof, all of which obligations, security interests, collateral, duties, rights and guarantees are hereby ratified and affirmed by the Borrower, WFLP and the Guarantor, without prejudice to their rights herein or therein;

          (b) Subject to the Lender's duty to forbear under the terms of the Forbearance Agreement as modified by this Agreement, nothing herein shall waive or impair any rights, powers or remedies of the Lender under the Loan Documents or under the Forbearance Agreement, including, without limitation, any right or remedy of Lender against the Guarantor under his Guaranty, as amended by the Amended and Restated Guaranty Agreement of even date (the "Guaranty");

          (c) Nothing herein shall be construed to constitute an agreement by the Lender or to require the Lender to extend the Forbearance Period or grant additional forbearance periods, or to otherwise forbear, except on the terms hereof;

          (d) The Lender shall have the right at any time to take any action at law or in equity with respect to the Loan Documents and/or the Guaranty provided that such action is not inconsistent with the terms and conditions of this Agreement and Lender's duty to forbear under the terms and conditions hereof, including seeking the entry of such court orders and judgments as the Lender in its sole discretion deems appropriate to enforce the terms of this Agreement or to protect its security interests and rights to repayment under the Loan Documents and the Guaranty.

     6. Release of the Lender. In consideration of Lender's entry into this Agreement, the Borrower, WFLP and the Guarantor hereby release, remise, acquit and forever discharge the Lender, the Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the "Released Parties") from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses, breaches, rights of setoff, counterclaims and statutory rights, of any and every character, known or unknown, direct or indirect, liquidated or unliquidated, contingent or non-contingent, at law or in equity, of every kind or nature, including any which may arise in a bankruptcy or insolvency proceeding, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising from or in any way directly or indirectly related to this Agreement, the Forbearance Agreement as originally executed on June 30, 2005, or any of the Loan Documents or from the performance and payment by Borrower or WFLP thereunder, or from the Guarantee of Borrowers' obligations to Lender by the Guarantor, and also from all other claims, rights, demands or causes of action of any kind, in law or in equity against the Lender, except for Lenders duties hereunder (all of the foregoing hereinafter called, collectively, the "Released Matters"). Borrower, WFLP and the Guarantor acknowledge that the agreements in this Section are intended to be in full satisfaction of any and all alleged injuries or damages arising in connection with the Released Matters, whether known or unknown, at law or in equity, and that this release is a material inducement to the Lender's entry into this Agreement. Each of the Borrower, WFLP and the Guarantor further represents and warrants to the Lender that it has not transferred, assigned or otherwise conveyed, or purported to transfer, assign or otherwise convey, any right, title or interest in the Released Matters as to any Person and that the foregoing constitutes a full and complete release of all Released Matters.

     7. No Partnership. Nothing herein shall be construed to make the Lender, the Borrower, WFLP or the Guarantor the agent, partner, or joint venturer of the other, and the Borrower, WFLP and the Guarantor have no relationship with Lender other than that of debtor and creditor.

     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein. In entering into this Agreement, each of Borrower, WFLP and the Guarantor acknowledges that it is not relying on any statement, representation, warranty, covenant or agreement of any kind made by the Lender or by any agent or employee thereof, except for the agreements of the Lender set forth herein. They further acknowledge that Lender will only be bound by written instruments, duly executed by Lender, and that no officer, agent or representative of Lender has authority to act in any other manner.

     9. Construction. The parties acknowledge that all parties and their counsel have reviewed this Agreement and any rule of construction to the effect that any ambiguity should be construed against the drafting party will not be employed in the interpretation of this Agreement or any amendments hereto. All signatories to this Agreement acknowledge that it has been negotiated at arms length and in good faith, and that each has relied upon independent legal counsel of their choice.

     10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the parties and their successors and assigns; provided, however, that this Agreement may not be assigned by any of the Borrowers without the prior written consent of the Lender.

     11. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     12. Time of the Essence. Time is of the essence under this Agreement. Closing must occur by no later than noon on September 30, 2005, and post-Closing obligations must thereafter timely occur.

     13. No waivers. By entering into this Agreement it is agreed that Lender does not waiver or limit any right it may have against Borrower, WFLP or the Guarantor, except as may be expressly stated herein, all rights and remedies of Lender being reserved.

     14. Signatures. Faxed signatures shall be accepted for all purposes, with originals to be provided within three (3) business days thereafter. This Agreement may be signed in counterparts, each of which so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the day and year set forth above.

[signatures omitted]